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                                  EXHIBIT 4.1

                      [SPECIMEN COMMON STOCK CERTIFICATE]

                             [FACE OF CERTIFICATE]


INCORPORATED UNDER THE LAWS                                         COMMON STOCK
 OF THE STATE OF DELAWARE                                         $.01 PAR VALUE



NUMBER                                                                    SHARES

THIS CERTIFICATE IS TRANSFERABLE                               CUSIP 85569C 10 7
IN KANSAS CITY, MO OR NEW YORK, NY
                                             SEE REVERSE FOR CERTAIN DEFINITIONS



                             [STARTEK, INC. LOGO]



THIS CERTIFIES THAT

IS THE OWNER OF

     FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

     StarTek, Inc. transferable on the books of the Corporation by the holder hereof or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:                                                                    [SEAL]

Countersigned and Registered:                       /s/ A. Emmet Stephenson, Jr.
      UMB BANK, N.A.                                ----------------------------
                                                        Chairman of the Board

               Transfer Agent
               and Registrar

            /s/ Dennis M. Swenson                   /s/ Michael W. Morgan
            ----------------------                  ----------------------------
                 Secretary                                 President
By Authorized Signature

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     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common

UNIF GIFT MIN ACT--__custodian__             UNIF TRAN MIN ACT--__Custodian__
      (Cust)    (Minors)                            (Cust)   (Minors)
     under Uniform Gifts                         under Uniform Transfers
        to Minors Act                                to Minors Act

        -------------                                -------------
           State                                         State

TEN ENT--as tenants by the entireties
JT TEN --as joint tenants with
         right of survivorship and
         not as tenants in common
TOD    --transfer on death direction
         in event of owner's death,
         to person named on face
         subject to STA TOD rules

Additional abbreviations may also be used though not in the above list.



For value received,                      hereby sell, assign and transfer unto
                   ---------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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shares of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint
                                   --------------------------------------------

Attorney to transfer the said

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stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
      ------------------------------


SIGNATURE GUARANTEED:
                      ----------------------------------------------------------



--------------------------------        ----------------------------------------
NOTICE:  SIGNATURE(S) MUST BE           NOTICE:  THE SIGNATURE TO THIS
GUARANTEED BY AN ELIGIBLE               ASSIGNMENT  MUST CORRESPOND WITH
GUARANTOR INSTITUTION.                  THE NAME AS WRITTEN UPON THE FACE OF THE
                                        CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                        ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                        WHATEVER.